UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2015

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry Into a Material Definitive Agreement.

On October 20, 2015, Cypress Semiconductor Corporation (the “Company”) entered into an amendment (the “Amendment”) pursuant to which the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015, by and among the Company, the Guarantors (as defined below), the lenders from time to time party thereto (the “Lenders”), and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, was amended and restated in its entirety (as so amended and restated, the “Restated Credit Agreement”).

The Amendment, among other things, increased the amount of uncommitted incremental loans that may be borrowed under the Restated Credit Agreement from $250,000,000 to $650,000,000 (the "Incremental Availability") provided that $400,000,000 of such incremental loans must be borrowed prior to December 18, 2015.  Such incremental loans may take the form of revolving loans or term loans. The Restated Credit Agreement provides for a $450,000,000 revolving credit facility (the “Revolving Credit Facility”) and generally contains the same representations and warranties, covenants, and events of default that it contained prior to the effectiveness of the Amendment. The Amendment did not change the interest rate or maturity applicable to the Revolving Credit Facility and the Revolving Credit Facility remains guaranteed by certain present and future wholly-owned material domestic subsidiaries of the Company (the “Guarantors”) and secured by a security interest in substantially all assets of the Company and the Guarantors.

The proceeds of the loans made under the Restated Credit Agreement may be used for working capital, acquisitions, stock repurchases and general corporate purposes. As of October 20, 2015, $365.7 million aggregate principal amount of loans and letters of credit were outstanding under the Restated Credit Agreement.  As of October 20, 2015, none of the Incremental Availability has been used.

Certain of the Lenders and their affiliates have engaged in, and may in the future engage in, other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for those transactions.

The foregoing description is qualified in its entirety by reference to the Amendment (including the Restated Credit Agreement attached as an annex thereto), which is attached as Exhibit 10.1, to this Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2015, the Company issued a press release containing information about the Company’s financial results for the third quarter ended September 27, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 8.01   Other Events.

On October 20, 2015, the Company approved a new share repurchase plan. A copy of the press release announcing the new share repurchase plan is filed with this report as Exhibit 99.2. As part of the Company’s share repurchase plan, the Company is authorized to repurchase the Company’s common stock in an aggregate amount not to exceed $450 million. The share repurchase plan approved in September 2011 was terminated in connection with the approval of the new share repurchase plan.  The timing and actual number of shares repurchased will depend on a variety of factors including the market price of the Company's common stock, regulatory, legal, and contractual requirements, corporate cash generation and other market conditions and factors. Repurchases may be made in the open market, under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws; or pursuant to equity derivative transactions. The share repurchase plan may be funded all or in part by term loans under the Restated Credit Agreement. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice and in compliance with legal and regulatory requirements.

Statements in this Form 8-K regarding the Company's intention to repurchase shares of its common stock from time to time under the stock repurchase program and the source of funding for the repurchase program are forward-looking statements that are subject to risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the market price of the Company's stock prevailing from time to time, the nature of other investment opportunities presented to the Company from time to time, the Company's cash flows from operations, general economic conditions, and other factors discussed under Item 1A. “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2014, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 28, 2015, and other reports filed by the Company with the Securities and Exchange Commission. Please read the “Risk Factors” and other cautionary statements contained in these filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this Form 8-K, and the Company’s financial condition and results of operations could be materially adversely affected.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement dated October 20, 2015
99.1	Earnings Press Release dated October 22, 2015
99.2	Share Repurchase Plan Approval Press Release dated October 22, 2015

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2015	CYPRESS SEMICONDUCTOR CORPORATION

	By:	/s/ Thad Trent
Thad Trent
Executive Vice President, Finance and Administration
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement dated October 20, 2015
99.1	Earnings Press Release dated October 22, 2015
99.2	Share Repurchase Plan Approval Press Release dated October 22, 2015